



INVESTOR PRESENTATION

MARCH 2016

ESSEX
PROPERTY TRUST, INC.

TABLE OF CONTENTS

ESSEX PROPERTY TRUST, INC.

ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST

ESSEX PROPERTY TRUST, INC.


688 N. 7th Street
Mio
San Jose, CA


SEATTLE, 17%(1)
NORTHERN CA, 39%(1)
San Francisco MD 9%
East Bay(2) 13%
Santa Clara 17%
SOUTHERN CA, 44%(1)
Ventura 5%
Los Angeles 20%
Orange County 11%
San Diego 8%

- Dedicated to **coastal markets** of California and Washington with **high barriers to entry**
- **246** properties totaling **58,000+** apartment homes
- **$21.6 billion** in total market capitalization[3]
- **Highest shareholder returns** of multifamily REITs[4] over 5, 10, and 20 year periods
- 22 year history of **increasing cash dividend**
- Top executives share an **average tenure of roughly 19 years**
- S&P 500 Company

(1) Represents percent of pro rata NOI as of 12/31/15.
(2) East Bay includes Alameda and Contra Costa Counties.
(3) As of 12/31/15.
(4) Multifamily REITs represent the total return of 7 peers through 1/31/16.

KEY STRATEGIC OBJECTIVES

ESSEX PROPERTY TRUST, INC.


ONE WILSHIRE

Pacific Electric Lofts
Los Angeles, CA

- **Add value** through strategic redevelopment
- **Acquire and develop** West Coast properties near transportation nodes in submarkets with highest expected rent growth
- **Drive rent growth** on high occupancy
- **Internal value creation** through transformational synergies
- Maintain **strong balance sheet** and **financial flexibility**

STRONG WEST COAST FUNDAMENTALS

ESSEX
PROPERTY TRUST, INC.

ROBUST WEST COAST JOB GROWTH

ESSEX PROPERTY TRUST, INC.

WEST COAST JOB GROWTH OUTPACES THE U.S. AND OTHER MAJOR MSA'S



Trailing 3 Month Job Growth
As of December 2015
5%
4%
3%
2%
1%
0%
Essex Portfolio Wtd. Avg. = 3.0%(1)
U.S. Avg. = 1.9%
San Jose
San Francisco
Seattle
San Diego
Orange County
Ventura
Boston
Los Angeles
Oakland
Washington DC
New York
ESS Markets
Non ESS Markets

Source: BLS (not seasonally adjusted)

(1) For those markets included in this graph which represents 98% of Essex's NOI at the Company's pro rata share as of 12/31/15.

ESSEX PROPERTY TRUST, INC.

FAVORABLE DEMOGRAPHIC TRENDS INDICATE CONTINUED RENTAL DEMAND


U.S. Population by Age Group
(in Millions)
24
22
20
18
16
14
12
20 to 24 years
25 to 29 years
30 to 34 years
35 to 39 years
40 to 44 years
45 to 49 years
50 to 54 years
55 to 59 years
60 to 64 years
2014 Population
2005 Population

Source: Census

ESSEX PROPERTY TRUST, INC.

STRONG PERSONAL INCOME GROWTH SUPPORTS RENT GROWTH IN ESS MARKETS



2016 Personal Income Growth Estimates
8%
7%
6%
5%
4%
3%
2%
1%
0%
Essex Portfolio Wtd. Avg. = 6.4%(1)
U.S. Avg. = 5.5%
San Francisco
San Jose
Seattle
Los Angeles
Orange County
Ventura
San Diego
Oakland

Source: BEA, Rosen Consulting Group, Economy.com

(1) For those markets included in this graph which represents 98% of Essex's NOI at the Company's pro rata share as of 12/31/15.

ESSEX PROPERTY TRUST, INC.

- ESS CA SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY BEEN BELOW 1% AND REMAINS MUTED
- **BOTTOM LINE:** RELATIVE TO THE NATION, ESS' CA MARKETS HAVE LESS HOUSING SUPPLY WITH BETTER JOB GROWTH

Total Permits as a % of Total Stock
ESS CA vs. U.S.


2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14

Single Family Permits as a % of Single Family Stock
ESS CA vs. U.S.


2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14

ESS CA Permits as % of Stock — US Permits as % of Stock

Source: Census, ESS, Rosen Consulting Group

ESSEX
PROPERTY TRUST, INC.

IN ESS' SUPPLY-CONSTRAINED MARKETS, DEMAND IS EXPECTED TO EXCEED SUPPLY RELATIVE TO OTHER MAJOR METROS

New Household Formation to Total New Supply(1)


Core Essex Markets
Essex Portfolio
Other Markets
U.S.
San Francisco
San Jose
ESS Los Angeles Submarket
Essex Portfolio*
Orange County
Oakland
Los Angeles
San Diego
Nassau-Suffolk
New York
Seattle
DC
Denver
Boston
Baltimore
Miami
Houston
Dallas
U.S.
Phoenix
Atlanta
$1,200
$1,000
$800
$600
$400
$200
$0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Median Single Family Home Price (in 000s, NAR, Dataquick, & Moody's)
Ratio of New Home Demand to Total New Supply (2016F-2018F)

Source: NAR, Moody's, Dataquick, Economy.com permits and jobs, except for 2016, which represent ESS forecasts

*Essex Portfolio weighted by % of SS Revenue

(1) New Home demand based upon a ratio of 2 forecast jobs to create one household (forecasts are ESS and Moody's). Total new supply based on ESS forecasts and total permits, assuming a 12 month completion lag; except U.S., which is based on forecast starts (permits and starts from Moody's). ESS forecasted supply includes properties comprising 100+ units, excluding student and senior housing.

WEST COAST EXPECTED TO CONTINUE TO OUTPERFORM

ESSEX PROPERTY TRUST, INC.

RENT GROWTH IN ESS MARKETS IS EXPECTED TO EXCEED THE U.S. AND TOP 20 MSA'S[1] THROUGH 2020



Cumulative Rent Growth: ESS vs. Major Metros and U.S.
60%
50%
40%
30%
20%
10%
0%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
55%
15%
40%
39%
27%
10%
17%
17%
ESS
Top 20 MSA's
U.S.

Source: Axiometrics Derived Rents (Actual 3Q 2008-4Q 2015; Forecast 1Q 2016-4Q 2020)

(1) Top 20 MSA's excludes Essex markets, but includes the other major metros in the U.S.

TECH INDUSTRY: THEN & NOW

ESSEX
PROPERTY TRUST, INC.

TECH TODAY VS. DOT-COM

ESSEX
PROPERTY TRUST, INC.

	THEN (2000)	NOW (2015)
% OF THE WORLD WITH ACCESS TO INTERNET	7%	46%
GLOBAL INTERNET POPULATION	0.4B	3.4B
NUMBER OF DEVICES PER PERSON	1	4.3 (by 2020)
PRICE-TO-SALES RATIO	48.9	6.5
NUMBER OF INTERNET/SOCIAL MEDIA IPOS	90	24
MEDIAN AGE OF COMPANIES GOING PUBLIC	5	11
VENTURE CAPITAL FUNDING	$79B	$35B
US ECOMMERCE REVENUE	$12B	$342B

Source: PWC MoneyTree, Renaissance Capital, US Department of Commerce, Internet World Stats, UF Warrington

WEALTH CREATION IS ACCELERATING ON THE WEST COAST

ESSEX
PROPERTY TRUST, INC.

- TECH HUBS ON THE WEST COAST HAVE HELPED FUEL A SHIFT IN ECONOMIC POWER FROM THE EAST COAST TO THE WEST COAST
- SAN JOSE HAS THE HIGHEST GDP PER CAPITA OF ALL MAJOR U.S. CITIES

SEATTLE
Real GDP/Capita: $75,874
Growth: 18%

BOSTON
Real GDP/Capita: $74,746
Growth: 16%

SAN FRANCISCO
Real GDP/Capita: $80,643
Growth: 16%

SAN JOSE
Real GDP/Capita: $105,482
Growth: 46%

NEW YORK
Real GDP/Capita: $70,830
Growth: 16%

WASHINGTON D.C.
Real GDP/Capita: $72,191
Growth: 8%

LOS ANGELES
Real GDP/Capita: $60,148
Growth: 17%


SEATTLE
BOSTON
NEW YORK
SAN FRANCISCO
SAN JOSE
WASHINGTON D.C.
LOS ANGELES

Source: Bureau of Economic Analysis
Real GDP represents 2014 Per Capita Real GDP by MSA and growth represents Cumulative Growth 2001-2014.

"UNICORNS" VS. PUBLIC TECH COMPANIES

ESSEX PROPERTY TRUST, INC.

- TOP **10** PUBLIC TECH COMPANIES EMPLOY ALMOST **15X** MORE PEOPLE THAN THE TOP **20** UNICORNS IN THE BAY AREA AND SEATTLE
- **BOTTOM LINE:** MOVEMENTS MADE BY LARGE PUBLIC TECH COMPANIES SUCH AS APPLE AND ALPHABET HAVE A MORE RELEVANT IMPACT ON THE ECONOMY THAN UNICORNS

PUBLIC TECH COMPANIES

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)
1	Apple	110,000	25,150	$534.1
2	Alphabet	61,814	34,700	$487.5
3	Microsoft	112,388	47,230	$418.5
4	Facebook	12,691	6,500	$305.5
5	Amazon	230,800	27,960	$262.4
6	Oracle	135,070	7,465	$156.6
7	Intel	106,700	6,790	$138.7
8	Cisco Systems	71,833	14,638	$133.2
9	HP	287,000	4,570	$42.3
10	Salesforce	16,227	5,100	$42.1
	Total	**1,144,523**	**180,103**	**$2,520.7**

UNICORNS

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)(1)
1	Uber	4,400	2,310	$51.0
2	Airbnb	1,600	500	$27.0
3	Palantir	2,000	720	$20.0
4	Pinterest	600	450	$11.2
5	Dropbox	1,200	870	$10.0
6	Theranos	700	530	$9.0
7	Lyft	500	390	$6.0
8	Zenefits	1,600	520	$4.5
9	Cloudera	580	440	$4.1
10	Docusign	1,500	960	$3.0
11	Houzz	650	500	$2.3
12	Nutanix	1,000	780	$2.0
13	AppDynamics	550	460	$2.0
14	SurveyMonkey	650	410	$2.0
15	Medallia	700	370	$1.3
16	Okta	500	300	$1.2
17	Eventbrite	500	336	$1.1
18	Apttus	900	290	$1.1
19	Tintri	500	490	$1.0
20	Kabam	825	480	$1.0
	Total	**21,455**	**12,106**	**$160.8**

Source: Silicon Valley Business Journal, Puget Sound Business Journal, San Francisco Business Times, Wiki, Essex estimates

(1) Valuations are based on the last round of funding.

COMPARISON OF 10 LARGEST PUBLIC TECH VS. NON-TECH FIRMS

ESSEX PROPERTY TRUST, INC.

- TECH FIRMS HAVE CREATED **$1.8 TRILLION** IN EQUITY MARKET VALUE OVER THE PAST 10 YEARS, GROWING **3.2X** FASTER THAN NON-TECH FIRMS
- TECH FIRMS HAVE **2.2X** MORE CASH ON HAND THAN NON-TECH FIRMS
- **ALL TOP 10** TECH FIRMS AND **3** OF THE TOP NON-TECH FIRMS ARE HEADQUARTERED IN ESS MARKETS
- TOP TECH FIRMS HAVE **17,400** JOB OPENINGS IN CALIFORNIA AND WASHINGTON, DEMONSTRATING THEIR COMMITMENT TO GROW

All data in billions except ratio

Top 10 Largest Public Companies	Headquarters	Equity Market Capitalization (Feb. 22, 2016)	Equity Market Capitalization (Dec. 31, 2005)[1]	Change	Cash Available as of 2015[2]
Tech	Northern CA/Seattle	$2,520.7	$755.0	$1,765.7	$556.3
Non-Tech[3]	Various	$2,215.2	$1,655.9	$559.3	$256.5
Difference		**$305.5**	**($900.9)**	**$1,206.4**	**$299.8**
Ratio of Tech to Non-Tech		**1.1X**	**0.5X**	**3.2X**	**2.2X**

Source: Company Disclosures

(1) Includes only 9 tech and 9 non-tech companies as Facebook and Visa were not public in 2005.
(2) Includes cash, cash equivalents, and marketable securities.
(3) Excludes banks.

LARGE TECH FIRMS CONTINUE TO HIRE

ESSEX PROPERTY TRUST, INC.

- TOP **10** LARGE TECH FIRMS GLOBAL EMPLOYMENT GROWTH OVER THE PAST DECADE HAS CONTINUED TO RISE
- OVER THE TEN YEAR PERIOD, THE COMPOUND ANNUAL GROWTH RATE OF EMPLOYMENT HIRING HAS BEEN **10.2%**

Total 10 Large Tech Firm Employment(1)
2005-2015


Number of Employees
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 - YTD

Source: Company Disclosures

(1) Includes Top 10 Largest Public Tech Firms today that have been public since 2005.

INVESTMENT OVERVIEW

ESSEX
PROPERTY TRUST, INC.

CORE COMPETENCIES TO CREATE VALUE

- **ACQUISITIONS**
  - Improve the NAV/sh, cash flow/sh and growth prospects of the Company
- **DEVELOPMENT**
  - Develop high-quality tenant desired apartment homes near transportation nodes
- **REDEVELOPMENT**
  - Focused on rent justified improvements to maximize NOI and value
- **CO-INVESTMENT PLATFORM**
  - Facilitates growth via private capital and provides attractive risk adjusted returns


Avant


One South Market


CAFE
THE TOWERS
Bunker Hill *(Rendering)*


PARK20
Park 20

SHARON GREEN



- Sold December 2015
- Total contract price of $245.0M ($828,000/apartment home)
- Property was built in 1970 and is located in Menlo Park, CA
- Unlevered IRR was 17%
- Redeployed a substantial portion of the proceeds into 3 new acquisitions, outlined on the following page
- Reinvestment of proceeds estimated to generate $1M of FFO in 2016

THE HEIGHTS



- Sold January 2016
- Owned by BEXAEW, LLC, in which the Company has 50% ownership
- Total contract price of $93.8M, of which $50.3M was used to repay the loan on the property
- Property was built in 2004 and is located in Chino Hills, CA
- Unlevered IRR was 13% (excludes promoted interest)

RECENT ACQUISITIONS & PREFERRED EQUITY INVESTMENTS

ESSEX PROPERTY TRUST, INC.

- IN MARCH 2016, THE COMPANY ORIGINATED A $47.1 M PREFERRED EQUITY INVESTMENT IN A MULTIFAMILY DEVELOPMENT PROJECT LOCATED IN GLENDALE, CA. THE INVESTMENT HAS A PREFERRED RETURN OF 12%.
- RECENT ACQUISITIONS OUTLINED BELOW

AVANT II	
Location	Los Angeles
Acquisition Date	December 2015
Year Built	2015
Contract Price	$73.0 M[(1)]
Apartment Homes	193
Price/Apt. Home	$378,000


Avant II


Mio

MIO	
Location	San Jose
Acquisition Date	January 2016
Year Built	2015
Contract Price	$51.3 M[(1)]
Apartment Homes	103
Price/Apt. Home	$498,000

ENSO	
Location	San Jose
Acquisition Date	December 2015
Year Built	2014
Contract Price	$93.0 M[(1)]
Apartment Homes	183
Price/Apt. Home	$508,000


Enso

(1) Contract price at Company's pro rata share.

DEVELOPMENT PIPELINE UPDATE

ESSEX PROPERTY TRUST, INC.

- COMPLETED CONSTRUCTION ON **5** PROJECTS IN 2015 FOR A TOTAL COST OF **~$0.5B**
- EXPECT TO COMPLETE CONSTRUCTION AND BEGIN LEASING 3 PROJECTS IN 2016 FOR A TOTAL COST OF **$270.0M**
- **3** ANTICIPATED DEVELOPMENT STARTS FOR 2016 (NOT SHOWN IN THE TABLES BELOW)



Delivery of Development Pipeline
Cost in millions
$600
$500
$400
$300
$200
$100
$-
2015
2016
2017
2018

Delivery of Development Timeline[2]			
	# of Properties	Units	Total Cost[1]
2016	3	555	$0.3
2017	2	975	$0.5
2018	1	545	$0.4
Total	**6**	**2,075**	**$1.2**

ESS Share[3]	
Total Cost	$1.0
Unfunded Cost	$0.5
Total cost as a % of total market cap.	4.6%
Unfunded cost as a % of total market cap.	2.1%

(1) Total cost in billions and not ESS share. Includes only those projects under construction as of 12/31/15.
(2) Based on initial occupancy. Excludes MB360 Phase II and Epic Phase III, two projects delivered in 2015 that were still in lease-up as of 12/31/15.
(3) As of 12/31/15.

FINANCIAL PERFORMANCE & CAPITAL MANAGEMENT

ESSEX
PROPERTY TRUST, INC.

CONTINUED OUTPERFORMANCE VS. PEERS

ESSEX PROPERTY TRUST, INC.

- ESS SAME-PROPERTY NOI GROWTH HAS EXCEEDED THE PEER AVERAGE BY **3.5%** ANNUALLY FOR THE LAST 4 YEARS
- NOI GROWTH IN 2016 IS PROJECTED TO OUTPERFORM THE PEER GROUP YET AGAIN AND BE THE HIGHEST AMONG THE PEERS



Same-Property NOI Growth
10%
8%
6%
4%
2%
0%
9.1%
5.6%
8.5%
5.1%
2012-2015 CAGR
2016E(1)
ESS
Peer Average(2)

Source: Company Disclosures

(1) 2016 is the midpoint of company guidance as of Fourth Quarter 2015 Earnings Releases.

(2) Peer average represents 7 multifamily REITs.

2016 YTD SAME-PROPERTY REVENUE GROWTH

ESSEX PROPERTY TRUST, INC.

- YEAR-TO-DATE SAME-PROPERTY REVENUE GROWTH IS TRACKING SLIGHTLY FAVORABLE TO OUR FULL-YEAR GUIDANCE RANGE IN ALL THREE REGIONS

Same-Property Revenue Growth	January/February 2016	Midpoint of Full-Year 2016 Guidance Range
Southern California	6.0%	5.8%
Northern California	9.1%	9.0%
Seattle	7.1%	6.5%
Total	**7.3%**	**7.0%**

Financial Occupancy	96.1%


The Highlands at Wynhaven
Issaquah, WA


Emme
Emeryville, CA


The Huntington
Huntington Beach, CA

HYPOTHETICAL CAPITAL ALLOCATION STRATEGY: RUNNING THE MACHINE IN REVERSE

ESSEX PROPERTY TRUST, INC.

- COMPANY HAS A $250M STOCK BUYBACK PROGRAM APPROVED BY THE BOARD OF DIRECTORS
- ESTIMATED $ ACCRETION TO CORE FFO FROM EXECUTION OF THE BUYBACK PROGRAM[(1)]
- VALUE CREATION (SHOWN IN TABLE BELOW) IS DEPENDENT ON DISPOSITION OPPORTUNITIES AS WELL AS DISCOUNT TO NAV

$ Value Creation/(Dilution) in Millions

		Discount to NAV[(2)]						Strategy
		5.0%	10.0%	15.0%	20.0%	25.0%	30.0%	
Disposition Cap Rate	5.25%	($1.9)	($1.2)	($0.4)	$0.5	$1.5	$2.6	Portfolio Management
	5.00%	($1.0)	($0.3)	$0.5	$1.4	$2.4	$3.5	
	4.75%	($0.1)	$0.6	$1.4	$2.2	$3.2	$4.4	
	4.50%	$0.8	$1.5	$2.3	$3.1	$4.1	$5.3	
	4.25%	$1.7	$2.4	$3.1	$4.0	$5.0	$6.2	
	4.00%	$2.5	$3.3	$4.0	$4.9	$5.9	$7.1	Opportunistic

(1) Assumes the stock buyback program is balance sheet neutral.
(2) Assumes consensus NAV estimate and not the Company's internal NAV.

CAPITAL STRUCTURE PROFILE

ESSEX PROPERTY TRUST, INC.

$21.6 BILLION TOTAL CAPITALIZATION



Credit Facility < 1%
Secured Debt 10%
Unsecured Debt 14%
Preferred Stock < 1%
Equity 75%
Equity
Preferred Stock
Credit Facility
Unsecured Debt
Secured Debt

DEBT SUMMARY ($ MILLION)	12/31/15
Unsecured Debt	
Bonds	$2,863
Term Loan	225
Line of Credit	12
Total Unsecured Debt	**3,100**
Mortgage Debt	
Fixed Rate	1,923
Variable Rate	292
Total Secured Mortgage Debt	**2,215**
Total Consolidated Debt	**$5,315**

LIQUIDITY PROFILE ($ MILLION)	12/31/15
Unsecured Credit Facility – Committed	$1,025
Balance Outstanding	12
Undrawn Portion of Credit Facility	**1,013**
Cash, Cash Equivalents & Marketable Securities	261
Total Liquidity	**$1,274**

Source: Company Disclosures
As of 12/31/2015.

STRONG CREDIT PROFILE

ESSEX
PROPERTY TRUST, INC.

SELECT BALANCE SHEET RATIOS	12/31/15	9/30/15	COVENANT	TARGETS
Secured Debt / Undepreciated Book	16%	16%	< 40%	< 16%
Total Debt / Undepreciated Book	38%	38%	< 65%	< 42%
Interest Coverage	357%	345%	> 150%	> 300%
Unsecured Debt Ratio[1]	292%	290%	> 150%	> 250%
Net Indebtedness to Recurring EBITDA[2][3]	5.8X	6.1X		6.0X – 7.0X
Unencumbered NOI to Total NOI	66%	66%		> 65%

CREDIT RATINGS

FITCH: BBB+ (STABLE)
MOODY'S: Baa2 (POSITIVE)
S&P: BBB (POSITIVE)

Source: Company Disclosures

(1) Unsecured debt ratio is unsecured assets (excluding investments in joint ventures) divided by unsecured indebtedness.
(2) Net Indebtedness is total debt less unamortized premiums, unrestricted cash, and marketable securities.
(3) Adjusted EBITDA annualizes the pro forma NOI for current quarter acquisitions and excludes non-routine items in earnings.

WELL LADDERED DEBT MATURITY SCHEDULE

ESSEX PROPERTY TRUST, INC.

Debt Maturity Schedule[(1)]



Debt Maturities in Millions ($)
1,000
800
600
400
200
0
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter
30
375
199
381
321
13
586
84
693
3
51
497
1
296
1
598
1
399
14
500
1
260
Unsecured Debt & Unamortized Premiums
Secured Debt

Weighted Average Interest Rate	3.3%	3.2%	5.4%	4.3%	5.0%	4.3%	3.7%	3.6%	4.0%	3.5%	1.1%	1.2%
% of Total Debt Maturing/Year	7.6%	11.0%	6.3%	12.6%	13.1%	10.3%	5.6%	11.3%	7.6%	9.7%	0.0%	4.9%

(1) As of 12/31/2015. Excludes lines of credit.

2016 GUIDANCE

ESSEX PROPERTY TRUST, INC.

	2016 Guidance	Midpoint
National GDP Forecast	2.8%	2.8%
National Job Growth	2.0%	2.0%
ESS Job Growth	2.5%	2.5%
ESS Market Rent Growth	6.0%	6.0%
ESS Same-Property Revenue Growth	6.50% – 7.50%	7.00%
ESS Same-Property Expense Growth	3.25% – 4.25%	3.75%
ESS Same-Property NOI Growth	7.50% – 9.50%	8.50%
Total FFO Per Share	$10.64 - $11.05	$10.85
Core FFO Per Share (1)	$10.72 - $11.12	$10.92
Total FFO Per (Diluted) Share Growth	9.5% – 13.7%	11.6%
Core FFO Per (Diluted) Share Growth (1)	9.2% - 13.3%	11.3%

Source: Company Disclosures

(1) Core FFO excludes merger related costs, acquisition costs and non-routine items.

APPENDIX

ESSEX
PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

NORTHERN CALIFORNIA HIGHLIGHTS

- Both San Francisco and San Jose have seen strong trailing three month job growth as of December of 4.1% and 5.0%, respectively.
- The information sector in San Jose has recorded 23 consecutive months of double digit YOY growth with an average of 14.0% YOY growth for 2015.
- YTD December 2015, office absorption in Silicon Valley was 2.9M sf, or 4.2% of stock, with an additional 3.3M sf under construction (nearly 50% of which is pre-leased).
- YTD December 2015, office absorption in the San Francisco MD was 2.1M sf, or 2.9% of stock, with 3.7M sf under construction (35% of which is pre-leased).

Market Data	U.S.	San Francisco	San Jose
Trailing 3 Month Job Growth	1.9%	4.1%	5.0%
Personal Income Growth 2016F	5.5%	7.3%	7.1%
Median Home Price[1]	$223,000	$1,032,000	$789,000

Northern CA	Totals
Units	19,027
Properties	74
Pro rata % of NOI	38.9%
SS Occupancy	96.1%


San Pablo Bay
Benicia
Martinez
Pinole
San Rafael
San Pablo
Concord
Pleasant Hill
Corte Madera
Sausalito
Danville
Tassajara
Alameda
San Leandro
Daly City
Livermore
Pleasanton
Verona
Sunol
Pacifica
Bair Island
El Granada
Half Moon Bay
Don Edwards San Francisco Bay National Wildlife...
Palo Alto
La Honda
Loma Mar
Pescadero
Saratoga
Los Gatos
Joseph D. Grant County Park

Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of December 31, 2015. Trailing 3 months beginning December 2015.

(1) Home Prices as of December 2015. U.S. uses NAR 4Q15.

LOS ANGELES PORTFOLIO

ESSEX
PROPERTY TRUST, INC.



Sylmar
Kagel Canyon
Granada Hills
San Fernando
Sunland-Tujunga
Northridge
Sun Valley
Crescenta Highlands
La Crescenta-Montrose
La Cañada Flintridge
Reseda
Van Nuys
North Hollywood
Burbank
Altadena
Encino
Sherman Oaks
Studio City
Griffith Park
Eagle Rock
Los Feliz
Bel Air
Alhambra
Beverly Hills
Brentwood
Downtown
Pacific Palisades
Santa Monica
Monte
South Los Angeles
Huntington
Inglewood
Playa Del Rey
Los Angeles International Airport
El Segundo
Hawthorne
Manhattan Beach

Los Angeles	Totals
Units	11,056
Properties	52
Pro rata % of NOI	19.5%
SS Occupancy	96.0%

LOS ANGELES HIGHLIGHTS

- Job growth in Los Angeles was 2.0% for the trailing three month period beginning in December.
- The largest gains in December were reported from the Leisure and Hospitality and the Education and Health Services Sectors.
- Los Angeles had annual net absorption of roughly 2.6M sf, or 1.4% of stock, with nearly 2M sf of office space under construction.

Market Data	U.S.	Los Angeles
Trailing 3 Month Job Growth	1.9%	2.0%
Personal Income Growth 2016F	5.5%	6.4%
Median Home Price[1]	$223,000	$500,000

Source: Axiometrics, Core Logic, JLL US Office Report Q2 2015, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of December 31, 2015. Trailing 3 months beginning December 2015.

(1) Home prices as of December 2015. Home prices in Los Angeles represent the entire county and not ESS submarkets, which have a weighted average home price of $740,000 as of December 2015. U.S. uses NAR 4Q15.


Hacienda Heights
Whittier
Rowland Heights
La Habra Heights
Firestone Scout Reservation
Habra
La Mirada
Brea
Chino Hills State Park
Yorba Linda
Buena Park
Fullerton
Placentia
California 91 Express Lanes
ANAHEIM HILLS
Anaheim
SOUTHWEST ANAHEIM
Villa Park
Stanton
ANAHEIM RESORT
Orange
El Modena
North Tustin
Santiago Canyon
Westminster
Santa Ana
Tustin
GOLDENWEST
Valley
SOUTH COAST METRO
Whiting
Costa Mesa
Newport Beach

Orange County	Totals
Units	6,930
Properties	28
Pro rata % of NOI	11.0%
SS Occupancy	96.2%

ORANGE COUNTY HIGHLIGHTS

- Orange County had job growth of 2.6% for the trailing three month period beginning December 2015.
- Construction and Education and Health Services were the industries leading the job growth in December.
- Orange County absorbed 1.2M sf of office space in 2015, representing 1.2% of stock, with nearly 600,000 sf currently under construction.
- Orange County start-ups received more than $1B in venture capital in 2015, with software and medical device companies comprising the majority of the deals.

Market Data	U.S.	Orange County
Trailing 3 Month Job Growth	1.9%	2.6%
Personal Income Growth 2016F	5.5%	6.0%
Median Home Price[(1)]	$223,000	$631,000

Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of December 31, 2015. Trailing 3 months beginning December 2015.

(1) Home Prices as of December 2015. U.S. uses NAR 4Q15.

SEATTLE PORTFOLIO

ESSEX
PROPERTY TRUST, INC.



Lynnwood
Edmonds
Mountlake Terrace
Bothell
Shoreline
Cottage Lake
NORTH SEATTLE
BALLARD
FREMONT
Union Hill-Novelty
Redmond
BRIDLE TRAILS
Hunts Point
Clyde Hill
Medina
Sammamish
Seattle
Lake Sammamish
Mercer Island
FACTORIA
WEST SEATTLE
Klahanie
GEORGETOWN
DELRIDGE
Newcastle
Cougar Mountain Regional Wildland Park
Issaquah
White Center
Squak Mountain State Park Natural Area
Allentown

Seattle	Totals
Units	12,197
Properties	56
Pro rata % of NOI	16.8%
SS Occupancy	96.2%

SEATTLE HIGHLIGHTS

- Seattle continues to demonstrate strong job growth with 2.9% for the trailing three months beginning in December.
- Trade, Transportation and Utilities accounted for 29% of net jobs added in December, while Professional and Business Services accounted for 24%.
- YTD December 2015, office absorption in Seattle was 2.5M sf, or 2.7% of stock.
- Approximately 6M sf of office space was under construction as of December, with approximately 35% pre-leased.

Market Data	U.S.	Seattle
Trailing 3 Month Job Growth	1.9%	2.9%
Personal Income Growth 2016F	5.5%	6.8%
Median Home Price[1]	$223,000	$415,000

Source: Axiometrics, Moody's, RCG, SNL, BLS, NWMLS, Census and ESS Disclosures as of December 31, 2015. Trailing 3 months beginning December 2015.

(1) Home Prices as of December 2015. U.S. uses NAR 4Q15.

2016 MSA FORECAST

ESSEX PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	10,000	5,700	15,700	0.6%	0.4%	94,600	2.2%	5.4%
Orange	2,850	3,800	6,650	0.7%	0.6%	33,600	2.2%	5.2%
San Diego	3,300	3,800	7,100	0.7%	0.6%	34,500	2.5%	4.9%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	**16,300**	**14,000**	**30,300**	**0.6%**	**0.5%**	**168,050**	**2.2%**	**5.2%**
San Francisco	4,400	650	5,050	1.1%	0.7%	34,700	3.0%	7.8%
Oakland	1,600	4,300	5,900	0.5%	0.6%	29,300	2.7%	7.0%
San Jose	5,250	2,100	7,350	2.0%	1.1%	31,300	3.0%	7.7%
No. Cal.	**11,250**	**7,050**	**18,300**	**1.3%**	**0.8%**	**95,300**	**2.9%**	**7.5%**
Seattle	**8,450**	**7,600**	**16,050**	**1.7%**	**1.3%**	**43,100**	**2.7%**	**4.9%**
Weighted Average(4)	**36,000**	**28,650**	**64,650**	**1.1%**	**0.8%**	**306,450**	**2.5%**	**6.0%**

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.8% , 2016 Job Growth: 2.0%

(1) **New Residential Supply:** MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.
(2) **Job Forecast:** refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3) **Market Forecast:** the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).
(4) **Weighted Average:** markets weighted by scheduled rent in the Company's Portfolio.

ESS ECONOMIC FORECAST VS. ACTUALS

ESSEX PROPERTY TRUST, INC.

- WHILE U.S. GDP GREW AT A SLOWER RATE THE PAST TWO YEARS THAN OUR INITIAL FORECAST, ESS MARKETS **SIGNIFICANTLY OUTPERFORMED** OUR INITIAL JOB AND RENT GROWTH FORECASTS
- 2016 IS EXPECTED TO BE ANOTHER STRONG YEAR IN COASTAL CALIFORNIA AND SEATTLE

	2014			2015			2016E
	Initial Estimate(1)	Actual	Δ	Initial Estimate(1)	Actual	Δ	Estimate
U.S. GDP Growth	2.8%	2.4%	**-0.4%**	2.8%	2.4%	**-0.4%**	2.8%
U.S. Job Growth(2)	1.8%	1.9%	**0.1%**	2.0%	2.1%	**0.1%**	2.0%
ESS Job Growth(2)	2.2%	3.0%	**0.8%**	2.5%	3.2%	**0.7%**	2.5%
Weighted Average Market Rent Growth	5.6%	7.4%	**1.8%**	5.6%	8.4%	**2.8%**	6.0%

Source: BEA, BLS

(1) As provided in our Q3 Earnings Supplemental Package each year.
(2) Job growth is a YOY trailing 12 month average.
(3) Weighted average of ESS markets based on scheduled rent.